                                                                   EXHIBIT 10.05


                               EMPLOYMENT CONTRACT

         By this Agreement, Natural Gas Services Group, Inc., doing business as Rotary Gas Systems, referred to in this Agreement as Employer, located at Midland, Texas, employs Alan Kurus, referred to in this Agreement as Employee, of Troy, Ohio, who accepts employment on the following terms and conditions:

                                   ARTICLE 1

                               TERM OF EMPLOYMENT

         1.01 By this Agreement, the Employer employs the Employee, and the Employee accepts employment with the Employer, for a period of time beginning October 16, 2000, and ending on December 31, 2003; however, this Agreement may be terminated earlier, as provided in Article 7, below. Extension of this contract may be negotiated by the parties.

                                   ARTICLE 2

                                  COMPENSATION

         2.01 As compensation for all services rendered under this Agreement, the Employee shall be paid by the Employer an annual salary of $90,000.00 per year, payable in bi-weekly installments of $3,461.54, during the period of employment. The amount paid is to be prorated for any partial employment period.

         2.02 In addition to the compensation set forth in Paragraph 2.01, the Employee shall be entitled to receive a percentage of pre-tax profits to be determined as follows. Attached to this Contract and marked as Exhibit A, is a budget for the calendar years of 2001, 2002, and 2003. After Employer has recovered all accrued operating losses, then at the end of each calendar year, that year's results of operations will be compared to the attached budget. If there is no pre-tax net profit, then no further compensation for that year shall be paid to Employee. If there is a pre-tax net profit that is less than the budget amount, the Employee shall receive as additional compensation, an amount equal to five (5%) percent of such pre-tax net profits. If the pre-tax net profit meets or exceeds the budget amount, then the Employee shall receive as additional compensation, an amount equal to ten per cent (10%) of such pre-tax profit.

         2.03 The Employee shall be paid moving expenses by the Employer in an amount of $12,500.00.

         2.04 After the completion of six (6) months of service in the employ of the Employer, the Employee shall be entitled to an annual paid vacation of fifteen (15) business days with full pay. Such vacation shall be taken at any time selected by the Employee and approved by the Employer. In addition, the Employee shall be entitled to six (6) days per year as sick leave with pay. Neither vacation time nor sick leave may be accumulated, and if not used during the year in which it is granted, it shall be deemed to have been waived by the Employee. Provided, however, up to five days of vacation time may be carried forward to the next year with Management approval.

         2.05 The Employee shall be entitled to a holiday with full pay on New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and/or any other day designated as a holiday by the Employer.

         2.06 The Employer agrees that during the term of employment the Employee shall be afforded the opportunity to participate in any profit sharing trust, pension plan, deferred compensation plan, hospitalization plan, medical or dental service plans, health insurance plan, or any other employee benefit plan that may be in effect at any time or from time to time during the term of employment hereof, which is generally available to other employees of the Employer, other than any bonus plan or other plan measured by the income or performance of the Employer. Participating in any such plans shall be consistent with the Employee's rate of basic compensation to the extent that compensation is a determinant with respect to coverage or participation under any such plan; provided, however, that the Employee's participation shall not be limited by reason of income or basic compensation if such limitations are not necessary to obtain tax deductions or are not required by law.

                                   ARTICLE 3

                               DUTIES OF EMPLOYEE

                                     Duties

         3.01 The Employee is employed as a Vice President - Sales and Marketing for the RGS Compressor Company division of Rotary Gas Systems, and shall work at Employer's location in Midland, Texas. The Employee shall provide all services required for the successful development, marketing, and operation of the production and sale of small air compressors in accordance with the budget prepared and attached hereto as Exhibit "A".

                               Extent of Services

         3.02 During the term of this Agreement, the Employee may engage in any other business or professional activity, provided that none of it is performed during normal working hours or at the place of business of the Employer.

                           Changes in Required Duties

         3.03 The duties to be performed by the Employee shall be determined from time to time by the President or Rotary Gas Systems.

                                   ARTICLE 4

              EMPLOYEE'S OBLIGATIONS OTHER THAN TO PERFORM SERVICES

                           Non-competition by Employee

         4.01 During the term of this Agreement, the Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatever with the business of the Employer. Furthermore, upon the termination of this Agreement, the Employee expressly agrees not to engage or participate, directly or indirectly, in any business located within 500 miles that is in competition with the business of the Employer for a period of one year.

                               Liquidated Damages

         4.02 In the event of a breach by the Employee of the obligation not to compete contained in Paragraph 4.01 of this Agreement, the Employee shall pay to the Employer the sum of $2,500.00 per month as liquidated damages for the period during which the Employee continues to be in breach of the obligation not to compete. The Employer and the Employee agree that the amount established by this Paragraph as liquidated damages is reasonable under the circumstances existing at the time of the execution of this Agreement.

         4.03 The Employee shall indemnify and hold harmless the Employer from all liability from loss, damage, or injury to persons or property resulting from the negligence or misconduct of the Employee committed in the scope of the Employee's employment.

                                   ARTICLE 5

                           PROPERTY RIGHTS OF PARTIES

                                  Trade Secrets

         5.01 During the term of employment, the Employee will have access to and become familiar with various trade secrets, consisting of formulas, devices, secret inventions, processes, and compilations of information, records, and specifications, owned by the Employer and regularly used in the operation of the business of the Employer. The Employee shall not disclose any such trade secrets, directly or indirectly, not use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of his employment. All files, records, documents, drawings, specifications, equipment, and similar items relating to the business of the Employer, whether or not prepared by the Employee, shall remain the exclusive property of the Employer and shall not be removed from the premises of the Employer under any circumstances without the prior written consent of the Employer.

         5.02 On the termination of employment or whenever requested by the Employer, the Employee shall immediately deliver to the Employer all property in the Employee's possession or under the Employee's control belonging to the Employer, in good condition, ordinary wear and tear excepted.

                                   ARTICLE 6

                             OBLIGATIONS OF EMPLOYER

                      Indemnification of Losses of Employee

         6.01 The Employer shall indemnify the Employee for all losses sustained by the Employee, and asserted by others, but not the result of the negligence or misconduct of the Employee, as a direct result of the discharge of his duties required by this Agreement.

                              Examination of Books

         6.02 The Employee shall have the right, either personally or by an accountant retained and paid by the Employee, to examine the books and accounts of the Employer at times mutually convenient to the Employee and the Employer at least once each year, to examine the books and accounts of the Employer to the extent that they relate to transactions affecting the amount of the Employee's compensation as set forth in Article 2.

                                   ARTICLE 7

                                   TERMINATION

                           Termination by Either Party

         7.01 This Agreement may be terminated by either party for material breech by giving 60 days' written notice of termination to the other party. Such termination shall not prejudice any remedy that the terminating party may have at law or in equity.

                      Effect of Termination on Compensation

         7.02 In the event of the termination of this Agreement prior to the completion of the term of employment specified in Article 1, the Employee shall be entitled to the compensation earned by the Employee prior to the date of termination as provided for in this Agreement, computed pro rata up to and including that date. The Employee shall be entitled to no further compensation after the date of termination.

                                   ARTICLE 8

                               GENERAL PROVISIONS

                                     Notices

         8.01 All notices or other communications required under this Agreement may be effected either by personal delivery in writing or by certified mail, return receipt requested.

Notice shall be deemed to have been given when delivered or mailed to the parties at their respective addresses as set forth above or when mailed to the last address provided in writing to the other party by the addressee.

                              Entirety of Agreement

         8.02 This Agreement supersedes all other agreements, either oral or in writing, between the parties to this Agreement, with respect to the employment of the Employee by the Employer. This Agreement contains the entire understanding of the parties and all of the covenants and agreements between the parties with respect to such employment.

                                  Modification

         8.03 This Agreement shall not be amended, modified, or altered in any manner except in writing signed by both parties.

                          Failure to Enforce Not Waiver

         8.04 Any failure or delay on the part of either the Employer or the Employee to exercise any remedy or right under this Agreement shall not operate as a waiver. The failure of either party to require performance of any of the terms, covenants, or provisions of this Agreement by the other party shall not constitute a waiver of any of the rights under the Agreement. No forbearance by either party to exercise any rights or privileges under this Agreement shall be construed as a waiver, but all rights and privileges shall continue in effect as if no forbearance had occurred. No covenant or condition of this Agreement may be waived except by the written consent of the waiving party. Any such written waiver of any term of this Agreement shall be effective only in the specific instance and for the specific purpose given.

                             Law Governing Agreement

         8.05 This agreement shall be exclusively governed by and construed in accordance with the laws of the State of Texas.

                               Partial Invalidity

         8.06 If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall remain in full force and effect, as if this Agreement had been executed without any such invalid provisions having been included.

         Executed at Midland, Texas, on this 31st day of August, 2000.

                                         EMPLOYER

WITNESS WITH APPROVAL:                   NATURAL GAS SERVICES GROUP, INC.
ROTARY GAS SYSTEMS


/s/ Wayne Vinson                         By: /s/ Wallace Sparkman
---------------------------------            -----------------------------------
Wayne Vinson, President                      Wallace Sparkman, President


                                         EMPLOYEE


                                         /s/ Alan Kurus
                                         ---------------------------------------
                                         Alan Kurus

                             RGS COMPRESSOR COMPANY
                                4 YEAR PROJECTION


                                    EXHIBIT A
                                       TO
                               Employment Contract
                                       and
                             Incentive Stock Option




by Earl Wait                          cover                       8/10/004:19 PM

MIDLAND COMPRESSOR COMPANY
Projections 2000                         prototypes    prototype
                                         -------------------------------------------------------------------------
                                              Eight         Nine        Ten       Eleven      Twelve       YTD
                                         -------------------------------------------------------------------------
REVENUE:                                                                                                 $      0
  SALES - COMPRESSOR UNITS/30                                                                            $      0
  SALES - COMPRESSOR UNITS/50                                                                            $      0
  SALES - COMPRESSOR UNITS/100                                                                           $      0
  SALES - COMPRESSOR UNITS
                                         -------------------------------------------------------------------------
  SALES - PARTS                                  --           --          --          --          --           --
                                         -------------------------------------------------------------------------

DIRECT COST:
  DIRECT LABOR                                                         1,056       1,056       1,056        3,168
  DIRECT MATERIAL - UNITS/15                                           1,190       1,190       1,190        3,570
  DIRECT MATERIAL - UNITS/30                                           2,930       2,930       2,930        8,790
  DIRECT MATERIAL - UNITS/50                                           3,757       3,757       3,757       11,271
  DIRECT MATERIAL - UNITS/100                                          6,521       6,521       6,521       19,563
  DIRECT MATERIAL - PARTS                                                 --          --          --           --
  FREIGHT-in                                                             990         990         990        2,970
  WARRANTY                                       --           --                                               --
                                         -------------------------------------------------------------------------
                                                 --           --      16,444      16,444      16,444       49,332
                                         -------------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES                                       --           --          --          --          --           --
  SHOP SUPPLIES & SMALL TOOLS                                 --        1,500       1,500       1,500       4,500
  DRAFTING - CONTRACT                                                   3,500       3,500       3,500      10,500
  SHIPPING & RECEIVING                           --           --          --          --          --           --
                                         -------------------------------------------------------------------------
                                                 --           --       5,000       5,000       5,000       15,000
                                         -------------------------------------------------------------------------
TOTAL COST OF SALE                               --           --      21,444      21,444      21,444       64,332
                                         -------------------------------------------------------------------------
GROSS MARGIN                                     --           --     (21,444)    (21,444)    (21,444)     (64,332)
                                         -------------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES                                         7,500       7,500       7,500       7,500       30,000
  ADVERTISING                                                          4,500       5,800       5,800       16,100
  EMPLOYEE TRAVEL                                          2,000       2,000       2,000       2,000        8,000
  TELEPHONE                                                  250         500         500         500        1,750
  AUTO OPERATING EXPENSES                                    500         500         500         500        2,000
                                         -------------------------------------------------------------------------
                                                 --       10,250      15,000      16,300      16,300       57,850
                                         -------------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE                   7,500        7,500       7,500       7,500       7,500       37,500
  PAYROLL TAXES                                 750        1,500      18,500       1,850       1,850        7,800
  RELOCATION EXPENSES                        12,500       12,500                                           25,000
  INSURANCE/GROUP HEALTH                        500          750         750         750         750        3,500
  INSURANCE                                   1,000        1,000       1,000       1,000       1,000        5,000
                                         -------------------------------------------------------------------------
                                             22,250       23,250      11,100      11,100      11,100       78,800
                                         -------------------------------------------------------------------------
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE                         (250)        (250)       (250)       (250)       (250)      (1,250)
  INTEREST EXPENSE                               --           --          --          --          --           --
                                         -------------------------------------------------------------------------
NET INCOME                                  (22,500)     (33,750)    (47,794)    (49,094)    (49,094)    (202,232)
                                         =========================================================================
CONVERT TO CASH:
  add back depreciation                         250          250         250         250         250        1,250
  purchase inventory                                                             (82,383)    (82,383)    (164,766)
  Office addition                          $(30,000)                                                      (30,000)
                                         -------------------------------------------------------------------------
  net cash flow                             (52,250)     (33,500)    (47,544)   (131,227)   (131,227)   $(395,748)
                                         -------------------------------------------------------------------------
  accumulated cash                          (52,250)     (85,750)   (133,294)   (264,521)   (395,748)
                                         ============================================================
PAYOUT ON NET PROFITS                       (22,500)     (56,250)   (104,044)   (153,138)   (202,232)

manufacturing cost to build prototypes           --           --      32,544      32,544      32,544       97,632
                                         -------------------------------------------------------------------------
  ADJUSTED NET INCOME                       (22,500)     (33,750)    (15,250)    (16,550)    (16,550)    (104,600)
                                         -------------------------------------------------------------------------

MIDLAND COMPRESSOR COMPANY      --------------------------------------------------------------------------------------------------

2001 projections                   One         Two         Three        Four       Five         Six         Seven       Eight
                                --------------------------------------------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $       0   $       0    $       0   $       0   $   3,982   $   3,982    $   3,982   $   7,964
  SALES - COMPRESSOR UNITS/15   $       0   $       0    $       0   $       0   $   5,219   $  10,438    $  10,438   $  10,438
  SALES - COMPRESSOR UNITS/20   $       0   $       0    $       0   $   6,079   $   6,079   $   6,079    $   6,079   $  12,158
  SALES - COMPRESSOR UNITS/25   $       0   $       0    $       0   $  12,796   $  19,194   $  19,194    $  25,592   $  25,592
  SALES - COMPRESSOR UNITS/30   $       0   $  13,540    $   6,770   $   6,770   $  20,310   $  20,310    $  27,080   $  27,080
  SALES - COMPRESSOR UNITS/40   $       0   $       0    $       0   $       0   $   8,897   $   8,897    $  17,794   $  17,794
  SALES - COMPRESSOR UNITS/50   $  18,990   $   9,495    $   9,495   $  18,990   $  23,485   $  28,485    $  37,980   $  37,980
  SALES - COMPRESSOR UNITS/60   $       0   $       0    $       0   $       0   $       0   $       0    $  13,407   $  26,814
  SALES - COMPRESSOR UNITS/75   $       0   $       0    $       0   $  15,605   $  15,605   $  31,210    $  31,210   $  62,420
  SALES - COMPRESSOR UNITS/100  $       0   $       0    $       0   $  37,600   $  37,600   $  37,600    $  56,400   $  75,200
  SALES -- PARTS
                                --------------------------------------------------------------------------------------------------
                                   18,990      23,035       16,265      97,840     136,474     166,195      229,962     303,440
                                --------------------------------------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                      2,860   $   2,860        2,860       2,860       2,860       2,860        2,860       2,860
  DIRECT MATERIAL - UNITS/10    $       0   $       0    $       0   $       0   $   2,750   $   2,750    $   2,750   $   5,500
  DIRECT MATERIAL - UNITS/15    $       0   $       0    $       0   $       0   $   2,852   $   5,704    $   5,704   $   5,704
  DIRECT MATERIAL - UNITS/20    $       0   $       0    $       0   $   3,250   $   3,250   $   3,250    $   3,250   $   6,500
  DIRECT MATERIAL - UNITS/25    $       0   $       0    $       0   $   6,654   $   9,981   $   9,981    $  13,308   $  13,308
  DIRECT MATERIAL - UNITS/30    $       0   $   7,439    $   3,719   $   3,719   $  11,158   $  11,158    $  14,877   $  14,877
  DIRECT MATERIAL - UNITS/40    $       0   $       0    $       0   $       0   $       0   $   5,735    $  11,470   $  11,470
  DIRECT MATERIAL - UNITS/50    $   9,622   $   4,811    $   4,811   $   9,622   $  14,433   $  15,433    $  19,244   $  19,244
  DIRECT MATERIAL - UNITS/60    $       0   $       0    $       0   $       0   $       0   $       0    $   9,085   $  18,170
  DIRECT MATERIAL - UNITS/75    $       0   $       0    $       0   $   8,505   $   8,505   $  17,010    $  17,010   $  34,020
  DIRECT MATERIAL - UNITS/100   $       0   $       0    $       0   $  18,854   $  18,854   $  18,854    $  28,281   $  37,708
  DIRECT MATERIAL - PARTS              --          --           --          --          --          --           --          --
  FREIGHT - in                        481         612          427       2,530       3,589       4,444        6,249       8,325
  WARRANTY                            289         367          256       1,518       2,153       2,656        3,749       4,995
                                --------------------------------------------------------------------------------------------------
                                   13,252      16,090       12,073      57,513      80,386       98,845     137,838     182,682
                                --------------------------------------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES
  SHOP SUPPLIES & SMALL TOOLS       1,500       1,500        1,500       1,500       1,500       1,500        1,500       1,500
  DRAFTING -- CONTRACT                 --          --           --          --          --          --           --          --
  SHIPPING & RECEIVING              3,000       3,000        3,000       3,000       3,000       3,000        3,000       3,000
  CONTINGENCIES                     1,000       1,000        1,000       1,000       1,000       1,000        1,000       1,000
                                --------------------------------------------------------------------------------------------------
                                    5,500       5,500        5,500       5,500       5,500       5,500        5,500       5,500
                                --------------------------------------------------------------------------------------------------
TOTAL COST OF SALE                 18,752      21,590       17,573      63,013      85,886     104,345      143,338     188,182
                                --------------------------------------------------------------------------------------------------
GROSS MARGIN                          238       1,445       (1,308)     34,827      50,588      61,850       86,624     115,258
                                --------------------------------------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES                  7,500       7,500        7,500       7,500       7,500       7,500        7,500       7,500
  ADVERTISING                       5,800       5,800        5,800       5,800       5,800       5,800        5,800       5,800
  EMPLOYEE TRAVEL                   2,000       2,000        2,000       2,000       2,000       2,000        2,000       2,000
  TELEPHONE                           500         500          500         500         500         500          500         500
  AUTO OPERATING EXPENSES             500         500          500         500         500         500          500         500
                                --------------------------------------------------------------------------------------------------
                                   16,300      16,300       16,300      16,300      16,300      16,300       16,300      16,300
                                --------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE         7,500       7,500        7,500       7,500       7,500       7,500        7,500       7,500
  PAYROLL TAXES                     2,086       2,086        2,086       2,086       2,086       2,086        2,086       2,086
  BONUS
  INSURANCE/GROUP HEALTH              750         750          750         750         750         750          750         750
  INSURANCE                         1,000       1,000        1,000       1,000       1,000       1,000        1,000       1,000
                                --------------------------------------------------------------------------------------------------
                                   11,336      11,336       11,336      11,336      11,336      11,336       11,336      11,336
                                --------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE               (250)       (250)        (250)       (250)       (250)       (250)        (250)       (250)
  INTEREST EXPENSE                     --          --           --          --          --          --           --          --
                                --------------------------------------------------------------------------------------------------
NET INCOME                        (27,648)    (26,191)     (29,194)      6,941      22,702      33,964       58,738      87,372
                                ==================================================================================================
Convert to cash:
  add back depreciation               250         250          250         250         250         250          250         250
  inventory purchases                                                                          (56,336)
                                --------------------------------------------------------------------------------------------------
  net cash flow                   (27,398)    (26,191)     (28,944)      7,191      22,952     (22,122)      58,988      87,622
                                --------------------------------------------------------------------------------------------------
  accumulated cash               (423,146)   (449,337)    (478,281)   (471,090)   (448,137)   (470,260)    (411,272)   (323,650)
                                ==================================================================================================
  Payout on net profits          (229,880)   (256,321)    (285,515)   (278,574)   (255,871)   (221,908)    (163,170)    (75,798)

MIDLAND COMPRESSOR COMPANY      -------------------------------------------------------------
                                                                                                          SALE
2001 projections                   Nine          Ten       Eleven      Twelve          Ytd                PRICE
                                -------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $   7,974   $   7,964   $   3,982   $     3,982   $    43,802       2%  $ 3,982
  SALES - COMPRESSOR UNITS/15   $  15,857   $  10,438   $  10,438   $     5,219   $    78,285       4%  $ 5,219
  SALES - COMPRESSOR UNITS/20   $  12,158   $  12,158   $  12,158   $    12,158   $    85,106       4%  $ 6,079
  SALES - COMPRESSOR UNITS/25   $  25,592   $  31,990   $  25,592   $    19,194   $   204,736      10%  $ 6,398
  SALES - COMPRESSOR UNITS/30   $  27,080   $  33,850   $  33,850   $    20,310   $   236,950      12%  $ 6,770
  SALES - COMPRESSOR UNITS/40   $  26,691   $  17,794   $   8,897   $     8,897   $   106,764       5%  $ 8,897
  SALES - COMPRESSOR UNITS/50   $  37,980   $  47,475   $  47,475   $    37,980   $   360,810      18%  $ 9,495
  SALES - COMPRESSOR UNITS/60   $  40,221   $  26,814   $  13,407   $    13,407   $   134,070       7%  $13,407
  SALES - COMPRESSOR UNITS/75   $  62,420   $  46,815   $  31,210   $    31,210   $   327,705      16%  $15,605
  SALES - COMPRESSOR UNITS/100  $  75,200   $  56,400   $  56,400   $    37,600   $   470,000      23%  $18,800
  SALES -- PARTS                                                                  $         0       0%
                                ----------------------------------------------------------------------
                                  330,963     291,698     243,409       189,957     2,048,228     100%
                                ----------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                      2,860       2,860       2,860         2,860        34,320       2%
  DIRECT MATERIAL - UNITS/10    $   5,500   $   5,500   $   2,750   $     2,750        30,250       1%
  DIRECT MATERIAL - UNITS/15    $   8,556   $   5,704   $   5,704   $     2,852   $    42,780       2%
  DIRECT MATERIAL - UNITS/20    $   6,500   $   6,500   $   6,500   $     6,500   $    45,500       2%
  DIRECT MATERIAL - UNITS/25    $  13,308   $  16,635   $  13,308   $     9,981   $   106,464       5%
  DIRECT MATERIAL - UNITS/30    $  14,877   $  18,597   $  18,597   $    11,158   $   130,178       6%
  DIRECT MATERIAL - UNITS/40    $  17,205   $  11,470   $   5,735   $     5,735   $    68,821       3%
  DIRECT MATERIAL - UNITS/50    $  19,244   $  24,055   $  24,055   $    19,244   $   182,818       9%
  DIRECT MATERIAL - UNITS/60    $  27,255   $  18,170   $   9,085   $     9,085   $    90,848       4%
  DIRECT MATERIAL - UNITS/75    $  34,020   $  25,515   $  17,010   $    17,010   $   178,604       9%
  DIRECT MATERIAL - UNITS/100   $  37,708   $  28,281   $  28,281   $    18,854   $   235,678      12%
  DIRECT MATERIAL - PARTS              --          --          --            --            --       0%
  FREIGHT - in                      9,209       8,021       6,551         5,158   $    55,597       3%
  WARRANTY                          5,525       4,813       3,931         3,095   $    33,358       2%
                                ----------------------------------------------------------------------
                                  201,767     176,121     144,367       114,283     1,235,216      50%
                                ----------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES
  SHOP SUPPLIES & SMALL TOOLS       1,500       1,500       1,500         1,500        18,000       1%
  DRAFTING -- CONTRACT                 --          --          --            --            --       0%
  SHIPPING & RECEIVING              3,000       3,000       3,000         3,000        36,000       2%
  CONTINGENCIES                     1,000       1,000       1,000         1,000        12,000       1%
                                ----------------------------------------------------------------------
                                    5,500       5,500       5,500         5,500        66,000       3%
                                ----------------------------------------------------------------------
TOTAL COST OF SALE                207,267     181,621     149,867       119,783     1,301,216      64%
                                ----------------------------------------------------------------------
GROSS MARGIN                      123,696     110,077      93,542        70,174       747,012      36%
                                ----------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES                  7,500       7,500       7,500         7,500        90,000       4%
  ADVERTISING                       5,800       5,800       5,800         5,800        69,600       3%
  EMPLOYEE TRAVEL                   2,000       2,000       2,000         2,000        24,000       1%
  TELEPHONE                           500         500         500           500         6,000       0%
  AUTO OPERATING EXPENSES             500         500         500           500         6,000       0%
                                ----------------------------------------------------------------------
                                   16,300      16,300      16,300        16,300       195,600      10%
                                ----------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE         7,500       7,500       7,500         7,500        90,000       4%
  PAYROLL TAXES                     2,086       2,086       2,086         2,086        25,032       1%
  BONUS                             3,335      13,698      10,943         7,048        25,025       2%
  INSURANCE/GROUP HEALTH              750         750         750           750         9,000       0%
  INSURANCE                         1,000       1,000       1,000         1,000        12,000       1%
                                ----------------------------------------------------------------------
                                   14,671      25,034      22,279        18,384       171,057       8%
                                ----------------------------------------------------------------------
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE               (250)       (250)       (250)         (250)       (3,000)      0%
  INTEREST EXPENSE                     --          --          --            --            --       0%
                                ----------------------------------------------------------------------
NET INCOME                         92,474      68,492      54,713        35,240       377,355      18%
                                ======================================================================
Convert to cash:
  add back depreciation               250         250         250           250         3,000
  inventory purchases
                                --------------------------------------------------------------
  net cash flow                    92,724      68,742      54,963        35,490       324,019
                                --------------------------------------------------------------
  accumulated cash               (230,925)   (162,183)   (107,219)      (71,729)
                                ==============================================================
  Payout on net profits            16,677

(1) because of increase volume standing inventory also increase beginning inventory is $164,766 and ending inventory would need to be $221,102

MIDLAND COMPRESSOR COMPANY      -------------------------------------------------------------------------------------------------

2002 projections                    One         Two       Three        Four       Five         Six        Seven       Eight
                                -------------------------------------------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $   3,982   $   3,982   $       0   $       0   $   3,982   $   7,964   $  11,946   $  11,946
  SALES - COMPRESSOR UNITS/15   $   5,219   $   5,219   $   5,219   $       0   $  10,438   $  15,657   $  20,876   $  26,095
  SALES - COMPRESSOR UNITS/20   $   6,079   $   6,079   $       0   $       0   $   6,079   $  12,158   $  18,237   $  18,237
  SALES - COMPRESSOR UNITS/25   $  12,796   $  12,796   $   6,398   $   6,398   $  12,796   $  31,990   $  31,990   $  38,388
  SALES - COMPRESSOR UNITS/30   $  13,540   $  13,540   $   6,770   $   6,770   $  13,540   $  27,080   $  33,850   $  40,620
  SALES - COMPRESSOR UNITS/40   $   8,897   $   8,897   $   8,897   $       0   $   8,897   $   8,897   $  17,794   $  17,794
  SALES - COMPRESSOR UNITS/50   $  28,485   $  28,485   $   9,495   $   9,495   $  18,990   $  37,980   $  56,970   $  56,970
  SALES - COMPRESSOR UNITS/60   $  13,407   $  13,407   $       0   $       0   $  26,814   $  13,407   $  26,814   $  26,814
  SALES - COMPRESSOR UNITS/75   $  31,210   $  15,605   $  15,605   $  15,605   $  31,210   $  46,815   $  62,420   $  78,025
  SALES - COMPRESSOR UNITS/100  $  37,600   $  37,600   $  18,800   $  18,800   $  37,600   $  56,500   $  94,000   $  94,000
  SALES - PARTS                 $       0   $       0   $       0   $       0   $       0   $       0   $       0   $       0
                                -------------------------------------------------------------------------------------------------
                                $ 161,215     145,610      71,184      57,068     170,346     258,348     374,897      408,889
                                -------------------------------------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                      2,860       2,860       2,860       2,860       2,860       2,860       2,860       2,860
  DIRECT MATERIAL - UNITS/10    $   2,750   $   2,750   $       0   $       0   $   2,750   $   5,500   $   8,250   $   8,250
  DIRECT MATERIAL - UNITS/15    $   2,852   $   2,852   $   2,852   $       0   $   5,704   $   8,556   $  11,408   $  14,260
  DIRECT MATERIAL - UNITS/20    $   3,250   $   3,250   $       0   $       0   $   3,250   $   6,500   $   9,750   $   9,750
  DIRECT MATERIAL - UNITS/25    $   6,654   $   6,654   $   3,327   $   3,327   $   6,654   $  16,635   $  16,635   $  19,962
  DIRECT MATERIAL - UNITS/30    $   7,439   $   7,439   $   3,719   $   3,719   $   7,439   $  14,877   $  18,597   $  22,316
  DIRECT MATERIAL - UNITS/40    $   5,735   $   5,735   $   5,735   $       0   $   5,735   $   5,735   $  11,470   $  11,470
  DIRECT MATERIAL - UNITS/50    $  14,433   $  14,433   $   4,811   $   4,811   $   9,622   $  19,244   $  28,866   $  28,866
  DIRECT MATERIAL - UNITS/60    $   9,085   $   9,985   $       0   $       0   $  18,170   $   9,085   $  18,170   $  18,170
  DIRECT MATERIAL - UNITS/75    $  17,010   $   8,505   $   8,505   $   8,505   $  17,010   $  25,515   $  34,020    $  42,525
  DIRECT MATERIAL - UNITS/100   $  18,854   $  18,854   $   9,427   $   9,427   $  18,854   $  28,281   $  47,136   $  47,136
  DIRECT MATERIAL - PARTS              --          --          --          --          --          --          --          --
  FREIGHT - in                      4,403       3,978       1,919       1,489       4,759       6,996      10,215      11,135
  WARRANTY                          2,642       2,387       1,151         894       2,856       4,198       6,129       6,681
                                -------------------------------------------------------------------------------------------------
                                   97,967      88,781      44,307      35,033     105,663     153,983     223,505     243,381
                                -------------------------------------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES                          3,750       3,750       3,750       3,750       3,750       3,750       3,750       3,750
  SHOP SUPPLIES & SMALL TOOLS       1,500       1,500       1,500       1,500       1,500       1,500       1,500       1,500
  DRAFTING - CONTRACT                  --          --          --          --          --          --
  SHIPPING & RECEIVING              3,000       3,000       3,000       3,000       3,000       3,000       3,000       3,000
  CONTINGENCIES                     1,000       1,000       1,000       1,000       1,000       1,000       1,000       1,000
                                -------------------------------------------------------------------------------------------------
                                    9,250       9,250       9,250       9,250       9,250       9,250       9,250       9,250
                                -------------------------------------------------------------------------------------------------
TOTAL COST OF SALE                107,217      98,031      53,557      44,283     114,913     163,233     232,755     252,631
                                -------------------------------------------------------------------------------------------------
GROSS MARGIN                       53,998      47,579      17,627      12,785      55,433      95,115     142,142     156,258
                                -------------------------------------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES                  7,500       7,500       7,500       7,500       7,500       7,500       7,500       7,500
  ADVERTISING                       5,800       5,800       5,800       5,800       5,800       5,800       5,800       5,800
  EMPLOYEE TRAVEL                   2,000       2,000       2,000       2,000       2,000       2,000       2,000       2,000
  TELEPHONE                           500         500         500         500         500         500         500         500
  AUTO OPERATING EXPENSES             500         500         500         500         500         500         500         500
                                -------------------------------------------------------------------------------------------------
                                   16,300      16,300      16,300      16,300      16,300      16,300      16,300      16,300
                                -------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE         7,500       7,500       7,500       7,500       7,500       7,500       7,500       7,500
  PAYROLL TAXES                     2,461       2,461       2,461       2,461       2,461       2,461       2,461       2,461
  BONUS                             4,206       3,136      (1,856)     (2,663)      4,445      11,059      18,897      21,250
  INSURANCE/GROUP HEALTH            1,250       1,250       1,250       1,250       1,250       1,250       1,250       1,250
  INSURANCE                         1,000       1,000       1,000       1,000       1,000       1,000       1,000       1,000
                                   16,417      15,347      10,355       9,548      16,656      23,270      31,108      33,461
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE               (250)       (250)       (250)       (250)       (250)       (250)       (250)       (250)
  INTEREST EXPENSE                     --          --          --          --          --          --          --          --
                                -------------------------------------------------------------------------------------------------
NET INCOME                         21,031      15,681      (9,278)    (13,313)     22,227      55,295      94,484     106,248
                                =================================================================================================
Convert to cash:
  add back depreciation               250         250         250         250         250         250         250         250
  inventory purchases
                                -------------------------------------------------------------------------------------------------
  net cash flow                    21,281      15,931      (9,028)    (13,063)     22,477      55,545      94,734     106,498
                                -------------------------------------------------------------------------------------------------
  accumulated cash                (50,448)    (34,517)    (43,545)    (56,608)    (34,131)     21,414     116,149     222,646
                                =================================================================================================

MIDLAND COMPRESSOR COMPANY      -------------------------------------------------------------
                                                                                                        SALE
2002 projections                   Nine         Ten       Eleven      Twelve           Ytd              PRICE
                                -------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $   7,964   $   3,982   $   3,982   $     3,982   $    43,802      2%  $ 3,982
  SALES - COMPRESSOR UNITS/15   $  20,876   $  15,657   $  10,438   $    10,438   $    78,285      3%  $ 5,219
  SALES - COMPRESSOR UNITS/20   $  18,237   $  12,158   $   6,079   $     6,079   $    85,106      3%  $ 6,079
  SALES - COMPRESSOR UNITS/25   $  38,388   $  38,388   $  31,990   $    25,592   $   204,736      7%  $ 6,398
  SALES - COMPRESSOR UNITS/30   $  40,620   $  40,620   $  33,850   $    27,080   $   216,640      7%  $ 6,770
  SALES - COMPRESSOR UNITS/40   $  17,794   $   8,897   $   8,897   $     8,897   $   106,764      4%  $ 8,897
  SALES - COMPRESSOR UNITS/50   $  56,970   $  47,475   $  37,980   $    37,980   $   322,830     11%  $ 9,495
  SALES - COMPRESSOR UNITS/60   $  26,814   $  26,814   $  13,407   $    13,407   $   134,070      5%  $13,407
  SALES - COMPRESSOR UNITS/75   $  62,420   $  62,420   $  46,815   $    31,210   $   327,705     11%  $15,605
  SALES - COMPRESSOR UNITS/100  $  94,000   $  94,000   $  94,000   $    56,400   $   470,000     16%  $18,800
  SALES - PARTS                 $       0   $       0   $       0   $         0   $         0      0%
                                ---------------------------------------------------------------------
                                  384,083     350,411     287,438       221,065     2,890,554    100%
                                ---------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                      2,860       2,860       2,860         2,860        34,320      1%
  DIRECT MATERIAL - UNITS/10    $   5,500   $   2,750   $   2,750   $     2,750        44,000      2%
  DIRECT MATERIAL - UNITS/15    $  11,408   $   8,556   $   5,704   $     5,704   $    79,856      3%
  DIRECT MATERIAL - UNITS/20    $   9,750   $   6,500   $   3,250   $     3,250   $    58,500      2%
  DIRECT MATERIAL - UNITS/25    $  19,962   $  19,962   $  16,635   $    13,250   $   149,715      5%
  DIRECT MATERIAL - UNITS/30    $  22,316   $  22,316   $  18,597   $    14,877   $   163,652      6%
  DIRECT MATERIAL - UNITS/40    $  11,470   $   5,735   $   5,735   $     5,735   $    80,291      3%
  DIRECT MATERIAL - UNITS/50    $  28,866   $  24,055   $  19,244   $    19,244   $   216,495      7%
  DIRECT MATERIAL - UNITS/60    $  18,170   $  18,170   $   9,085   $     9,085   $   136,273      5%
  DIRECT MATERIAL - UNITS/75    $  34,020   $  34,020   $  25,515   $    17,010   $   272,158      9%
  DIRECT MATERIAL - UNITS/100   $  47,136   $  47,136   $  47,136   $    28,281   $   267,657     13%
  DIRECT MATERIAL - PARTS              --          --          --            --   $         0      0%
  FREIGHT - in                     10,430       9,460       7,683         5,962   $    78,430      3%
  WARRANTY                          6,258       5,676       4,610         3,577   $    47,058      2%
                                ---------------------------------------------------------------------
                                  228,145     207,195     168,802       131,644     1,728,405     60%
                                ---------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES                          3,750       3,750       3,750         3,750        45,000      2%
  SHOP SUPPLIES & SMALL TOOLS       1,500       1,500       1,500         1,500        18,000      1%
  DRAFTING - CONTRACT                                                                      --      0%
  SHIPPING & RECEIVING              3,000       3,000       3,000         3,000        36,000      1%
  CONTINGENCIES                     1,000       1,000       1,000         1,000        12,000      0%
                                ---------------------------------------------------------------------
                                    9,250       9,250       9,250         9,250       111,000      4%
                                ---------------------------------------------------------------------
TOTAL COST OF SALE                237,395     216,445     178,052       140,894     1,839,405     64%
                                ---------------------------------------------------------------------
GROSS MARGIN                      146,688     133,966     109,386        80,171     1,051,149     36%
                                ---------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES                  7,500       7,500       7,500         7,500        90,000      3%
  ADVERTISING                       5,800       5,800       5,800         5,800        69,600      2%
  EMPLOYEE TRAVEL                   2,000       2,000       2,000         2,000        24,000      1%
  TELEPHONE                           500         500         500           500         6,000      0%
  AUTO OPERATING EXPENSES             500         500         500           500         6,000      0%
                                ---------------------------------------------------------------------
                                   16,300      16,300      16,300        16,300       195,600      7%
                                ---------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE         7,500       7,500       7,500         7,500        90,000      3%
  PAYROLL TAXES                     2,461       2,461       2,461         2,461        29,532      1%
  BONUS                            19,654      17,534      13,437         8,568       117,669      4%
  INSURANCE/GROUP HEALTH            1,250       1,250       1,250         1,250        15,000      1%
  INSURANCE                         1,000       1,000       1,000         1,000        12,000      0%
                                   31,865      29,745      25,648        20,779       264,201      9%
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE               (250)       (250)       (250)         (250)       (3,000)     0%
  INTEREST EXPENSE                     --          --          --            --            --      0%
                                ---------------------------------------------------------------------
NET INCOME                         98,272      87,671      67,187        42,842       588,347     20%
                                =====================================================================
Convert to cash:
  add back depreciation               250         250         250           250
  inventory purchases
                                -------------------------------------------------------------
  net cash flow                    98,522      87,921      67,437        43,092
                                -------------------------------------------------------------
  accumulated cash                321,169     409,089     476,527       519,618
                                =============================================================

MIDLAND COMPRESSOR COMPANY      ------------------------------------------------------------------------------------------------

2003 projections                    One         Two        Three       Four        Five        Six        Seven       Eight
                                ------------------------------------------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $   3,982   $   3,982   $   3,982   $   3,982   $   7,964   $   7,964   $  11,946   $  11,946
  SALES - COMPRESSOR UNITS/15   $   5,219   $   5,219   $   5,219   $   5,219   $  10,438   $  15,657   $  20,876   $  26,095
  SALES - COMPRESSOR UNITS/20   $   6,079   $   6,079   $   6,079   $   6,079   $   6,079   $  12,158   $  18,237   $  24,316
  SALES - COMPRESSOR UNITS/25   $  12,796   $  12,796   $   6,398   $  12,796   $  25,592   $  31,990   $  38,388   $  44,786
  SALES - COMPRESSOR UNITS/30   $  13,540   $  13,540   $   6,770   $  20,310   $  27,080   $  40,620   $  47,390   $  54,160
  SALES - COMPRESSOR UNITS/40   $   8,897   $   8,897   $   8,897   $   8,897   $   8,897   $  17,794   $  26,691   $  17,794
  SALES - COMPRESSOR UNITS/50   $  28,485   $  18,990   $   9,495   $  28,485   $  28,485   $  47,475   $  66,465   $  75,960
  SALES - COMPRESSOR UNITS/60   $  13,407   $  13,407   $  13,407   $  13,407   $  13,407   $  13,407   $  26,814   $  26,814
  SALES - COMPRESSOR UNITS/75   $  31,210   $  15,605   $  15,605   $  31,210   $  46,815   $  62,420   $  78,025   $  93,630
  SALES - COMPRESSOR UNITS/100  $  37,600   $ 18.,800   $  18,800   $  37,600   $  56,400   $  75,200   $ 112,800   $ 131,600
  SALES -- PARTS                       --          --          --          --          --          --          --          --
                                ------------------------------------------------------------------------------------------------
                                  161,215     117,315      94,652     167,985     231,157     324,685     447,632     507,101
                                ------------------------------------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                  $   2,860   $   2,860   $   2,860   $   2,860   $   2,860   $   2,860   $   2,860   $   2,860
  DIRECT MATERIAL - UNITS/10    $   2,750   $   2,750   $   2,750   $   2,750   $   5,500   $   5,500   $   8,250   $   8,250
  DIRECT MATERIAL - UNITS/15    $   2,852   $   2,852   $   2,852   $   2,852   $   5,704   $   8,556   $  11,408   $  14,260
  DIRECT MATERIAL - UNITS/20    $   3,250   $   3,250   $   3,250   $   3,250   $   3,250   $   6,500   $   9,750   $  13,000
  DIRECT MATERIAL - UNITS/25    $   6,654   $   6,654   $   3,327   $   6,654   $  13,308   $  16,635   $  19,962   $  23,289
  DIRECT MATERIAL - UNITS/30    $   7,439   $   7,439   $   3,719   $  11,158   $  14,877   $  22,316   $  26,036   $  29,755
  DIRECT MATERIAL - UNITS/40    $   5,735   $   5,735   $   5,735   $   5,735   $   5,735   $  11,470   $  17,205   $  11,470
  DIRECT MATERIAL - UNITS/50    $  14,433   $   9,622   $   4,811   $  14,433   $  14,433   $  24,055   $  33,677   $  38,488
  DIRECT MATERIAL - UNITS/60    $   9,085   $   9,085   $   9,085   $   9,085   $   9,085   $   9,085   $  18,170   $  18,170
  DIRECT MATERIAL - UNITS/75    $  17,010   $   8,505   $   8,505   $  17,010   $  25,515   $  34,020   $  42,525   $  51,030
  DIRECT MATERIAL - UNITS/100   $  18,654   $   9,427   $   9,427   $  18,854   $  28,281   $  37,708   $  56,563   $  65,990
  DIRECT MATERIAL - PARTS              --          --          --          --          --          --          --          --
  FREIGHT - in                  $   4,403   $   3,266   $   2,673   $   4,589   $   6,284   $   8,792   $  12,177   $  13,685
  WARRANTY                      $   2,642   $   1,960   $   1,604   $   2,753   $   3,771   $   5,275   $   7,306   $   8,211
                                ------------------------------------------------------------------------------------------------
                                   97,967      73,404      60,598     101,984     136,604     192,773     265,888     298,457
                                ------------------------------------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES                      $   3,750   $   3,750   $   3,750   $   3,750   $   3,750   $   3,750   $   3,750   $   3,750
  SHOP SUPPLIES & SMALL TOOLS   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500
  DRAFTING -- CONTRACT                 --          --          --          --          --          --          --          --
  SHIPPING & RECEIVING          $   3,000   $   3,000   $   3,000   $   3,000   $   3,000   $   3,000   $   3,000   $   3,000
  CONTINGENCIES                 $   1,000   $   1,960   $   1,000   $   1,000   $   1,000   $   1,000   $   1,000   $   1,000
                                ------------------------------------------------------------------------------------------------
                                    9,250       9,250       9,250       9,250       9,250       9,250       9,250       9,250
                                ------------------------------------------------------------------------------------------------
TOTAL COST OF SALE                107,217      82,654      58,848     111,234     147,854     202,023     275,138     307,707
                                ------------------------------------------------------------------------------------------------
GROSS MARGIN                       53,998      34,661      24,804      56,751      83,303     122,662     172,494     199,394
                                ------------------------------------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES              $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $   7,500
  ADVERTISING                   $   5,800   $   5,800   $   5,800   $   5,800   $   5,800   $   5,800   $   5,800   $   5,800
  EMPLOYEE TRAVEL               $   2,000   $   2,000   $   2,000   $   2,000   $   2,000   $   2,000   $   2,000   $   2,000
  TELEPHONE                     $     500   $     500   $     500   $     500   $     500   $     500   $     500   $     500
  AUTO OPERATING EXPENSES       $     500   $     500   $     500   $     500   $     500   $     500   $     500   $     500
                                ------------------------------------------------------------------------------------------------
                                   16,300      16,300      16,300      16,300      16,300      16,300      16,300      16,300
                                ------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE     $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $   7,500   $  7,.500
  PAYROLL TAXES                 $   2,461   $   5,800   $   2,461   $   2,461   $   2,461   $   2,461   $   2,461   $   2,461
  BONUS                         $   4,123   $   2,000   $    (743)  $   4,582   $   9,007   $  15,567   $  23,872   $  28,355
  INSURANCE/GROUP HEALTH        $   1,250         500   $   1,250   $   1,250   $   1,250   $   1,250   $   1,250   $   1,250
  INSURANCE                     $   1,500         500   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500   $   1,500
                                ------------------------------------------------------------------------------------------------
                                   16,834      13,611      11,968      17,293      21,718      28,278      36,583      41,066
                                ------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE          $    (250)  $    (250)  $    (250)  $    (250)  $    (250)  $    (250)  $    (250)  $    (250)
  INTEREST EXPENSE                     --          --          --          --          --          --          --          --
                                ------------------------------------------------------------------------------------------------
NET INCOME                         20,614       4,500      (3,714)     22,909      45,035      77,834     119,360     141,777
                                ================================================================================================
Convert to cash:
  add back depreciation         $     250   $     250   $     250   $     250   $     250   $     250   $     250   $     250
  inventory purchases
                                ------------------------------------------------------------------------------------------------
  net cash flow                    20,864       4,750      (3,464)     23,159     564,927      78,084     119,610     142,027
                                ------------------------------------------------------------------------------------------------
  accumulated cash                540,483     545,232     541,768     564,927     610,212     688,296     807,906     949,934
                                ================================================================================================

MIDLAND COMPRESSOR COMPANY      --------------------------------------------------------------------
                                                                                                               SALE
2003 projections                    Nine           Ten         Eleven        Twelve         Ytd                PRICE
                                --------------------------------------------------------------------
REVENUE:
  SALES - COMPRESSOR UNITS/10   $     7,964   $     7,964   $     7,964   $     7,964   $    83,622       2%  $ 3,982
  SALES - COMPRESSOR UNITS/15   $    20,876   $    20,876   $    10,438   $    10,438   $   156,570       4%  $ 5,219
  SALES - COMPRESSOR UNITS/20   $    18,237   $    12,158   $    12,158   $    12,158   $   139,817       4%  $ 6,079
  SALES - COMPRESSOR UNITS/25   $    51,184   $    47,786   $    38,388   $    31,990   $   351,890      10%  $ 6,398
  SALES - COMPRESSOR UNITS/30   $    54,160   $    47,390   $    40,620   $    40,620   $   406,200      11%  $ 6,770
  SALES - COMPRESSOR UNITS/40   $    17,794   $    17,794   $    17,794   $     8,897   $   169,043       5%  $ 8,897
  SALES - COMPRESSOR UNITS/50   $    75,960   $    75,960   $    66,465   $    56,970   $   579,195      16%  $ 9,495
  SALES - COMPRESSOR UNITS/60   $    28,814   $    26,814   $    13,407   $    13,407   $   214,512       6%  $13,407
  SALES - COMPRESSOR UNITS/75   $    78,025   $    78,025   $    62,400   $    46,815   $   639,805      17%  $15,605
  SALES - COMPRESSOR UNITS/100  $   131,600   $   131,600   $   112,800   $    94,000   $   958,800      26%  $18,800
  SALES -- PARTS                         --            --            --            --            --       0%
                                ----------------------------------------------------------------------------
                                    482,614       483,367       382,454       319,277     3,699,454     100%
                                ----------------------------------------------------------------------------
DIRECT COST:
  DIRECT LABOR                  $     2,860   $     2,860   $     2,860   $     2,860   $    34,320       1%
  DIRECT MATERIAL - UNITS/10    $     5,500   $     5,500   $     5,500   $     2,750   $    57,750       2%
  DIRECT MATERIAL - UNITS/15    $    11,408   $    11,408   $     5,704   $     5,704   $    85,560       2%
  DIRECT MATERIAL - UNITS/20    $     9,750   $     6,500   $     6,500   $     6,500   $    74,750       2%
  DIRECT MATERIAL - UNITS/25    $    26,616   $    23,289   $    19,962   $    16,635   $   182,985       5%
  DIRECT MATERIAL - UNITS/30    $    29,755   $    26,036   $    22,316   $    22,316   $   223,162       6%
  DIRECT MATERIAL - UNITS/40    $    11,470   $    11,470   $    11,470   $     5,735   $   108,967       3%
  DIRECT MATERIAL - UNITS/50    $    38,488   $    38,488   $    33,677   $    28,866   $   293,471       8%
  DIRECT MATERIAL - UNITS/60    $    18,170   $    18,170   $     9,085   $     9,085   $   145,358       4%
  DIRECT MATERIAL - UNITS/75    $    42,525   $    42,525   $    34,020   $    25,515   $   348,703       9%
  DIRECT MATERIAL - UNITS/100   $    65,990   $    65,990   $    56,563   $    47,136   $   480,782      13%
  DIRECT MATERIAL - PARTS                --            --            --            --            --       0%
  FREIGHT - in                  $    12,984   $    12,469   $    10,240   $     8,512   $   100,074       3%
  WARRANTY                      $     7,790   $     7,481   $     6,144   $     5,107   $    60,045       2%
                                ----------------------------------------------------------------------------
                                    283,305       272,185       224,040       186,721     2,195,926      59%
                                ----------------------------------------------------------------------------
INDIRECT COSTS:
  SALARIES                      $     3,750   $     3,750   $     3,750   $     3,750   $    45,000       1%
  SHOP SUPPLIES & SMALL TOOLS   $     1,500   $     1,500   $     1,500   $     1,500   $    18,000       0%
  DRAFTING -- CONTRACT                   --            --            --            --            --       0%
  SHIPPING & RECEIVING          $     3,000   $     3,000   $     3,000   $     3,000   $    36,000       1%
  CONTINGENCIES                 $     1,000   $     1,000   $     1,000   $     1,000   $    12,000       0%
                                ----------------------------------------------------------------------------
                                      9,250         9,250         9,250         9,250       111,000       3%
                                ----------------------------------------------------------------------------
TOTAL COST OF SALE                  292,555       281,435       233,290       195,971     2,306,926      62%
                                ----------------------------------------------------------------------------
GROSS MARGIN                        190,059       181,932       149,164       123,306     1,392,528      38%
                                ----------------------------------------------------------------------------
SELLING EXPENSES:
  SALES - SALARIES              $     7,500   $     7,500   $     7,500   $     7,500   $    90,000       2%
  ADVERTISING                   $     5,800   $     5,800   $     5,800   $     5,800   $    69,600       2%
  EMPLOYEE TRAVEL               $     2,000   $     2,000   $     2,000   $     2,000   $    24,000       1%
  TELEPHONE                     $       500   $       500   $       500   $       500   $     6,000       0%
  AUTO OPERATING EXPENSES       $       500   $       500   $       500   $       500   $     6,000       0%
                                ----------------------------------------------------------------------------
                                     16,300        16,300        16,300        16,300       195,600       5%
                                ----------------------------------------------------------------------------
ADMINISTRATIVE EXPENSES:
  SALARIES - ADMINISTRATIVE     $     7,500   $     7,500   $     7,500   $     7,500   $   90,000        2%
  PAYROLL TAXES                 $     2,461   $     2,461   $     2,461   $     2,461   $    29,532       1%
  BONUS                         $    26,800   $    25,445   $    19,984   $    15,674   $   173,566       5%
  INSURANCE/GROUP HEALTH        $     1,250   $     1,250   $     1,250   $     1,250   $    15,000       0%
  INSURANCE                     $     1,500   $     1,500   $     1,500   $     1,500   $    18,000       0%
                                ----------------------------------------------------------------------------
                                     39,511        38,156        32,695        28,385       326,098       9%
                                ----------------------------------------------------------------------------
OTHER INCOME & EXPENSE
  DEPRECIATION EXPENSE          $      (250)  $      (250)  $      (250)  $      (250)  $    (3,000)      0%
  INTEREST EXPENSE                       --            --            --            --                     0%
                                ----------------------------------------------------------------------------
NET INCOME                          133,998       127,226        99,919        78,371       867,830      23%
                                ============================================================================
Convert to cash:
  add back depreciation         $       250   $       250   $       250   $       250
  inventory purchases
                                --------------------------------------------------------------------
  net cash flow                     132,248       127,476       100,169        78,621
                                --------------------------------------------------------------------
  accumulated cash                1,084,182     1,211,658     1,311,827     1,390,448
                                ====================================================================

SALES IN UNITS
year 2001                                                           -----
                                 ONE   TWO   THREE   FOUR    FIVE    SIX     SEVEN   EIGHT    NINE     TEN    ELEVEN   TWELVE    YTD
                                                                    -----
  SALES - COMPRESSOR UNITS\10                           0       1      1         1       2       2       2         1        1     11
  SALES - COMPRESSOR UNITS\15                           0       1      2         2       2       3       2         2        1     15
  SALES - COMPRESSOR UNITS\20                           1       1      1         1       2       2       2         2        2     14
  SALES - COMPRESSOR UNITS\25                           2       3      3         4       4       4       5         4        3     32
  SALES - COMPRESSOR UNITS\30            2       1      1       3      3         4       4       4       5         5        3     32
  SALES - COMPRESSOR UNITS\40                           0              1         2       2       3       2         1        1     12
  SALES - COMPRESSOR UNITS\50      2     1       1      2       3      3         4       4       4       5         5        4     34
  SALES - COMPRESSOR UNITS\60                           0                        1       2       3       2         1        1     10
  SALES - COMPRESSOR UNITS\75                           1       1      2         2       4       4       3         2        2     21
  SALES - COMPRESSOR UNITS\100                          2       2      2         3       4       4       3         3        2     25
  SALES - PARTS                                                                                                                    0
                                 ---------------------------------------------------------------------------------------------------
                                   2     3       2      9      15     18        24      30      33      31        26       20    213
                                 ---------------------------------------------------------------------------------------------------

SALES IN UNITS
year 2002                                                           -----
                                 ONE   TWO   THREE   FOUR    FIVE    SIX     SEVEN   EIGHT    NINE     TEN    ELEVEN   TWELVE    YTD
                                                                    -----
  SALES - COMPRESSOR UNITS\10      1     1       0      0       1      2         3       3       2       1         1        1     14
  SALES - COMPRESSOR UNITS\15      2     2       2      0       2      3         4       5       4       3         2        2     25
  SALES - COMPRESSOR UNITS\20      1     1       0      0       1      2         3       3       3       2         1        1     16
  SALES - COMPRESSOR UNITS\25      2     2       1      1       2      5         5       6       6       6         5        4     40
  SALES - COMPRESSOR UNITS\30      2     2       1      1       2      4         5       6       6       6         5        4     39
  SALES - COMPRESSOR UNITS\40      1     1       1      0       1      1         2       2       2       1         1        1     11
  SALES - COMPRESSOR UNITS\50      3     3       1      1       2      4         6       6       6       5         4        4     38
  SALES - COMPRESSOR UNITS\60      1     1       0      0       2      1         2       2       2       2         1        1     13
  SALES - COMPRESSOR UNITS\75      2     1       1      1       2      3         4       5       4       4         3        2     28
  SALES - COMPRESSOR UNITS\100     2     2       1      1       2      3         5       5       5       5         5        3     34
  SALES - PARTS                                                                                                                    0
                                 ---------------------------------------------------------------------------------------------------
                                  16    15       7      5      17     28        39      43      40      35        28       23    296
                                 ---------------------------------------------------------------------------------------------------

SALES IN UNITS
year 2003                                                           -----
                                 ONE   TWO   THREE   FOUR    FIVE    SIX     SEVEN   EIGHT    NINE     TEN    ELEVEN   TWELVE    YTD
                                                                    -----
  SALES - COMPRESSOR UNITS\10      1     1       1      1       2      2         3       3       2       2         2        1     18
  SALES - COMPRESSOR UNITS\15      1     1       1      1       2      3         4       5       4       4         2        2     27
  SALES - COMPRESSOR UNITS\20      1     1       1      1       1      2         3       4       3       2         2        2     20
  SALES - COMPRESSOR UNITS\25      2     2       1      2       4      5         6       7       8       7         6        5     50
  SALES - COMPRESSOR UNITS\30      2     2       1      3       4      6         7       8       8       7         6        6     55
  SALES - COMPRESSOR UNITS\40      1     1       1      1       1      2         3       2       2       2         2        1     16
  SALES - COMPRESSOR UNITS\50      3     2       1      3       3      5         7       8       8       8         7        6     55
  SALES - COMPRESSOR UNITS\60      1     1       1      1       1      1         2       2       2       2         1        1     13
  SALES - COMPRESSOR UNITS\75      2     1       1      2       3      4         5       6       5       5         4        3     37
  SALES - COMPRESSOR UNITS\100     2     1       1      2       3      4         6       7       7       7         6        5     47
  SALES - PARTS                                                                                                                    0
                                 ---------------------------------------------------------------------------------------------------
                                  16    13      10     17      24     34        46      52      49      46        38       32    377
                                 ---------------------------------------------------------------------------------------------------
                                                                                                                                 866

DIRECT MATERIAL COST AS A PERCENTAGE OF SALES

DIRECT MATERIAL-UNITS\10   69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%  69.06%
DIRECT MATERIAL-UNITS\15   54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%  54.65%
DIRECT MATERIAL-UNITS\20   53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%  53.46%
DIRECT MATERIAL-UNITS\25   52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%  52.00%
DIRECT MATERIAL-UNITS\30   54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%  54.94%
DIRECT MATERIAL-UNITS\40   61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%  61.23%
DIRECT MATERIAL-UNITS\50   50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%  50.67%
DIRECT MATERIAL-UNITS\60   63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%  63.88%
DIRECT MATERIAL-UNITS\75   54.50%  54.50%  54.50%  54.50%  54.50%  54.50%  54.50%  54.50%  54-50%  54.50%  54.50%  54.50%
DIRECT MATERIAL-UNITS\100  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%  50.14%

MIDLAND COMPRESSOR COMPANY BASIC ASSUMPTIONS

1.       Sales are tied to the quantity table on page 5.

2. Direct material cost have a range from 69.6% for the 10 HP unit to 50.14% of rhte 100 HP unit. See table on page 4.

3. At the beginning of project personnel will consist of: one salesman, one design engineer and one shop hand. Beginning in January 2001 we will add a shipping and receiving clerk and in January 2002 we will add a second shop hand.

4. An addition for office space will be a part of initial startup cost. We have included $30,000 dollar for this expenditure.

5. A bonus amount has been included which is calculated and accrued based upon the agreements with Mark Clardy and Alan Kurus. The Bonus calculated in the attached spreadsheet represents 20% of the net income. This excludes expenditures for inventory and office addition. In this scenario payout occurs in Sept 2001.

6. The initial inventory expenditure is $164,766. Inventory Levels will fluctuate in relation to production, therefore the amount of inventory on hand will increase over time. We have added an additional amount in June 2001 to compensate for this increase. A substantial line of credit will be needed to fund this fluctuation in inventory. For instance inventory level for the year 2001 will range from $600,616 in Sept 20 $22,1102 by year end.


7. Total capital outlay for this project is $480,281 as outlined below. But payout is based upon recovery of operating losses only of $285,515.

                    operating loss thru March 2001  $285,515
                    inventory expenditure           $164,766
                    property improvements           $ 30,000
                                                    --------
                    capital outlay                  $480,281
                                                    ========